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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 27, 2000, included in R.R. Donnelley & Sons Company's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                           /s/ Arthur Andersen LLP
                                           -------------------------
                                               Arthur Andersen LLP


Chicago, Illinois
May 15, 2000